UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 21, 2015

HANMI FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3660 Wilshire Boulevard, PH-A, Los Angeles, California 90010
(Address of Principal Executive Offices) (Zip Code)

(213) 382-2200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 21, 2015, Hanmi Financial Corporation (“Hanmi”) issued a press release declaring a cash dividend of $0.14 per share, up 27.3% from the prior quarter.  The dividend will be paid on January 15, 2016 to stockholders of record as of the close of business on December 31, 2015.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Hanmi Financial Corporation, dated December 21, 2015, announcing the declaration of a dividend on its common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION

Date: December 21, 2015	By:	/s/ C. G. Kum
Name: C. G. Kum
Title: President and Chief Executive Officer